Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

20. Subsequent Events

Convertible senior secured debenture, Helena Global Investment Opportunities 1, Ltd. (“Helena”), 20% original issue discount, matures April 13, 2025

On January 13, 2025, the Company issued to Helena a senior convertible promissory note in the aggregate principal amount of $1,200,000 in connection with the January 2025 Securities Purchase Agreement. The Company received cash of $910,000, net of legal fees of $90,000 and a 20% original issue discount (“OID”), resulting in a total discount of $290,000. The interest on the outstanding principal due under the note is embedded within the 20% OID. Under the terms of the agreement the Company will repay the face value of the note on April 13, 2025.

The note is convertible into 480,000 shares of the Company’s common stock. Additionally, in connection with the note, the Company issued Helena 90 Series F Preferred Shares which are convertible into 90,453 of the Company’s common stock.

The Company also entered into an Equity Line of Credit agreement (“ELOC”) on January 13, 2025 with Helena. On March 13, 2025, the Company and Helena mutually agreed to terminate the ELOC for a termination fee of $150,000, to be paid to Helena within three days of the intended uplist to Nasdaq. As part of the ELOC, Helena received 34,286 commitment shares of the Company’s common stock, which survive termination of the ELOC.

In connection with the issuance of this debt, the Company issued a warrant to purchase 12,843 shares of the Company’s common stock to a broker.

Reverse stock split

On March 24, 2025, the Company effected a 1-for-250 reverse stock split of its common stock (the “Reverse Split”). All common share values and per-share amounts in this form 10-K reflect the Reverse Split.